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                                                      OFFSHORE MASTER AGREEMENT

          MASTER AGREEMENT OF DISSOLUTION, DISTRIBUTION AND ASSIGNMENT

This Master Agreement of Dissolution, Distribution and Assignment (this "Agreement"), dated as of August 27, 1997, is entered into by and between Enron Equipment Procurement Company, a Delaware corporation ("Enron Procurement"), and CNF Equipment, Inc., a Delaware corporation ("CNF Equipment"):

WHEREAS, Enron Procurement, acting on its own behalf, entered into that certain Offshore Supply Contract dated November 1, 1995 (the "Supply Contract") with EcoElectrica, L.P., a limited partnership formed under the laws of Bermuda ("EcoElectrica");

WHEREAS, in order to participate jointly in the performance of the Supply Contract, Enron Procurement and CNF Equipment (hereinafter individually called a "Partner" and collectively called the "Partners") associated themselves in the form of a joint venture (the "Joint Venture") by entering into that certain Joint Venture Agreement dated as of November 1, 1995;

WHEREAS, pursuant to the Limited Partnership Agreement of Enron/CNF Power Equipment, L.P. dated as of December 13, 1996 (the "Partnership Agreement") and a certificate of limited partnership filed December 17, 1996 with the Delaware Secretary of State, the Partners formed Enron/CNF Equipment, L.P., a Delaware limited partnership (the "Partnership"), with each Partner owning a 49% general partner interest and a 1% limited partner interest in the Partnership;

WHEREAS, pursuant to the Assignment and Assumption Agreement dated as of December 18, 1996 the Partners transferred and assigned all of their interests in the Joint Venture to the Partnership, and continued the business of the Joint Venture under the Partnership;

WHEREAS, the Partnership has not commenced supply under the Supply Contract and substantially all of the costs and expenses of the Joint Venture to date have been covered by Enron Engineering & Construction Company, a Delaware corporation ("EE&CC"), CNF Constructors, Inc., a Tenessee corporation, and their respective affiliates;

WHEREAS, subject to the terms and conditions of this Agreement, the Partners desire (i) to dissolve the Partnership and cause any and all right, title and interest in and to the assets and property of the Partnership (the "Partnership Property"), including, but not limited to, the Partners' interests in the Supply Contract, to be distributed to the Partners as agreed to herein; (ii) CNF Equipment to assign and transfer to Enron Procurement all of CNF Equipment's interests in and to the Partnership Property to be distributed to CNF Equipment pursuant to the dissolution of the Partnership (the "CNF Equipment Interest"); and (iii) Enron Procurement to thereafter perform under the Supply Contract in lieu of the Partnership.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to set forth the terms and conditions of the dissolution of the Partnership, the distribution of Partnership Property and the assignment and transfer to Enron Procurement of the CNF Equipment Interest, the parties hereto hereby agree as follows:


                                    ARTICLE I
                Dissolution, Distribution and Assignment; Closing

Section 1.1 Dissolution. Subject to the terms and conditions of this Agreement, and in accordance with Section 22.3(a) of the Partnership Agreement, the Partners agree to dissolve the Partnership and to wind up expeditiously the Partnership's affairs and business. In accordance with Section 22.4 of the Partnership Agreement, Enron Procurement and CNF Equipment will act as the liquidators of the Partnership.

Section 1.2 Distribution and Termination. Subject to the terms and conditions of this Agreement, on the Effective Date (as hereinafter defined), all of the Partnership Property shall be distributed to the Partners in accordance with the Distribution and Assignment Agreement referred to in Section 1.6(ii) of this Agreement. Upon such distribution, the Partnership's affairs shall be terminated and the liquidators shall promptly cause to be filed all certificates and instruments required to effect the termination of the Partnership, including a Certificate of Cancellation in substantially the form attached hereto as Exhibit
1.2 to be filed with the Secretary of State of the State of Delaware.

Section 1.3 Assignment of CNF Equipment Interest. Immediately following the distribution of the Partnership Property to the Partners on the Effective Date,
(i) CNF Equipment shall assign and transfer to Enron Procurement the CNF Equipment Interest, including, but not limited to, all of CNF Equipment's interest in the Supply Contract, and (ii) Enron Procurement shall accept the CNF Equipment Interest, and will thereby assume and agree to perform all the duties and obligations of CNF Equipment under the Supply Contract. Each of the Partners acknowledges that upon the assignment of the CNF Equipment Interest to Enron Procurement, Enron Procurement shall possess all of the rights, title and interest which had been held by the Partnership in and to the Supply Contract.

Section 1.4 Time and Place of Closing on the Effective Date. Unless the Partners agree otherwise in writing, and subject to the terms and conditions of this Agreement, (i) the winding up of the Partnership's business and affairs, (ii) the distribution to the Partners of all of their respective rights, title and interest in and to the Partnership Property, and (iii) the assignment and transfer of the CNF Equipment Interest shall each be consummated (the "Closing") at the offices of Enron Procurement, 333 Clay, Suite 400, Houston, Texas 77002, or at such other place as the Partners may agree in writing. The date when the Closing actually occurs is referred to in this Agreement as the "Effective Date."

Section 1.5 Conditions Precedent to Closing. The Closing shall be held on a mutually acceptable date within three (3) business days after the satisfaction or mutual waiver of the following ("Conditions Precedent"):

(a) the mutually satisfactory execution and delivery of all Related Agreements (as defined below);

(b) Enron Procurement receiving a Notice to Proceed (as defined in the Supply Contract); and

(c) the satisfaction or waiver of all conditions precedent to the Notice to Proceed Date (as defined in the Supply Contract).

Section 1.6 Related Agreements. Subject to the terms and conditions stated in this Agreement along with the right for CNF Equipment and Enron Procurement to mutually agree in writing to waive any requirement under this Section 1.6, at or prior to the Effective Date the appropriate parties shall execute and deliver the following agreements (the agreements listed in this Section 1.6 are collectively referred to in this Agreement as the "Related Agreements") and where applicable CNF Equipment and Enron Procurement shall cause their affiliates to deliver:


     (i) The Distribution and Assignment Agreement, in the form attached hereto as Exhibit 1.6(i), providing for the distribution of the Partnership Property to each of the Partners (the "Distribution and Assignment Agreement");


     (ii) The Assignment and Assumption Agreement, in the form attached hereto as Exhibit 1.6(ii), providing for the assignment and transfer by CNF Equipment of the CNF Equipment Interest to Enron Procurement, and the acceptance and assumption of the CNF Equipment Interest by Enron Procurement (the "CNF Equipment Assignment Agreement");


     (iii)The acknowledgment and consent of EcoElectrica, L.P. of the transactions contemplated by this Agreement in substantially the form attached to the Distribution and Assignment Agreement and the CNF Equipment Assignment Agreement (the "Consents"), provided, however, that in the event CNF Equipment's affiliated partner in EcoElectrica has executed both Consents, but Enron Procurement's affiliated partner in EcoElectrica has not executed both Consents within three (3) business days after the Notice to Proceed Date, then Enron Procurement will be deemed to have waived the requirement under Section 1.6 (iii);


     (iv) The letter agreement (the "Enron Development/KESI Cancellation Letter") between Enron Development Corp. ("Enron Development") and Kenetech Energy Systems, Inc. ("KESI"), in substantially the form attached hereto as Exhibit 1.6(iv), cancelling the Side Letter Agreement dated November 1, 1995 between Enron Development and KESI pursuant to which each has the right to cancel the Supply Contract and that certain Offshore Supply Contract dated as of November 1, 1995, originally between EcoElectrica, L.P. and Enron Equipment Procurement Company (the "Offshore Supply Contract");


     (v) Except to the extent waived in accordance with the terms thereof, all documents required to be delivered at or prior to the closing contemplated by the Master Agreement of Dissolution, Distribution and Assignment (the "Construction L.P. Dissolution Agreement") entered into on the date of this Agreement between Enron Power I (Puerto Rico) ("Enron Power") and CNF Penuelas, Inc. ("CNF Penuelas") relating to the dissolution of Enron Power/CNF Penuelas, L.P., a Delaware limited partnership (the "Construction L.P.") and the distribution and assignment of its property (collectively, the "Construction L.P. Agreements");


     (vi) The guaranty of Kenetech Corporation, a Delaware corporation ("Kenetech"), in the form attached hereto as Exhibit 1.6(vi), pursuant to which Kenetech unconditionally guarantees any and all obligations of CNF Equipment under Section 3.1, Section 3.2, Section 3.3, Section
          5.1 and Section 5.2 of this Agreement (the "Kenetech Guaranty");


     (vii)The guaranty of Enron Power Corp., a Delaware corporation, in the form attached hereto as Exhibit 1.6(vii), pursuant to which Enron Power Corp. unconditionally guarantees any and all obligations of Enron Procurement under Section 3.1, Section 5.1 and Section 5.2;


     (viii) The Global Change Order, in substantially the form attached hereto as Exhibit 1.6(viii), relating to the consent and amendment required by the lenders to the project;


     (ix) The Change Order, in substantially the form attached hereto as Exhibit 1.6(ix), relating to the LPG storage facility (the "LPG Change Order"), provided, however, that in the event the LPG Change Order has not been executed within three (3) business days after the Notice to Proceed Date, then Enron Procurement will be deemed to have waived the requirement under Section 1.6 (ix);


     (x) The letter agreement between CNF Industries, Inc. and Enron Power I, in the form attached hereto as Exhibit 1.6(x), releasing the guaranty of CNF Industries, Inc. granted pursuant to Section 11.3 of the Partnership Agreement; and


     (xi) The letter agreement between Enron Power Corp. and CNF Equipment, in the form attached hereto as Exhibit 1.6(xi), releasing the guaranty of Enron Power Corp. granted pursuant to Section 11.3 of the Partnership Agreement.


                                   ARTICLE II
                         Representations and Warranties

Section 2.1 Representations and Warranties of CNF Equipment. CNF Equipment represents and warrants to Enron Procurement that:

(a) Organization of CNF Equipment. CNF Equipment is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease, operate and otherwise hold all of its properties and assets and to carry on its business as presently conducted and is duly qualified to do business in each jurisdiction in which the nature of its business as now conducted or its assets makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on it.

(b) Authorization and Validity of Agreement. CNF Equipment has all necessary corporate power and authority to enter into this Agreement and each of the Related Agreements to which it is a party and to perform its obligations hereunder and thereunder, and the execution, delivery and performance by CNF Equipment of this Agreement and each of the Related Agreements to which it is a party has been duly and validly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by CNF Equipment and at or prior to the Effective Date each of the Related Agreements to which CNF Equipment is a party will have been duly executed and delivered by CNF Equipment, and, assuming this Agreement and each of the Related Agreements to which CNF Equipment is a party constitute legal, valid and binding obligations of the other parties thereto, when executed and delivered will constitute legal, valid and binding obligations of CNF Equipment, enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Consent and Approval; No Conflict. Neither the execution and delivery of this Agreement or the Related Agreements to which CNF Equipment is a party nor the consummation of the transactions and performance of the terms and conditions contemplated hereby or thereby will (i) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of CNF Equipment; (ii) except as otherwise provided in this Agreement, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except (A) any regulatory approvals or routine governmental consents normally acquired after the consummation of transactions such as transactions of the nature contemplated by this Agreement or (B) where it is reasonably expected that the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not prevent or delay in any material respect the consummation of the transactions contemplated hereby or thereby; (iii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, instrument or obligation to which CNF Equipment is a party or by which CNF Equipment may be bound and to which any of the Partnership Property is subject, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or will be obtained prior to the Closing; (iv) violate any order, writ, injunction, decree, statute, rule or regulation to which CNF Equipment is subject and which relate to any of its assets; or (v) result in the imposition or creation of any lien, charge or encumbrance upon any Partnership Property under any agreement by which Partnership Property is bound.

(d) Ownership of Partnership Interests; Title. As of the date of this Agreement and immediately prior to the Closing, CNF Equipment is and will be the owner of record and beneficially of a 49% general partner interest and a 1% limited partner interest in the Partnership, and it has not received any notice of adverse claim to the ownership of such interests and does not have any reason to know of any such adverse claim.

(e) No Liens. CNF Equipment shall transfer and assign the CNF Equipment Interest to Enron Procurement pursuant to the CNF Equipment Assignment Agreement free and clear of all liens, encumbrances or similar rights.

(f) Solvency. As of the date hereof CNF Equipment is Solvent, and following the transfer of the CNF Equipment Interest to Enron Procurement pursuant to the CNF Equipment Assignment Agreement and the receipt by CNF Equipment of the payment contemplated by Section 3.1(a) and Section 3.1(b) (i) and (ii) of this Agreement, CNF Equipment shall be Solvent. For purposes of this
     Section 2.1(f) the term "Solvent" shall mean: (i) the assets of CNF Equipment, at a fair valuation, exceed CNF Equipment's total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities); (ii) based on current projections, which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect CNF Equipment 's judgment based on present circumstances of the most likely set of conditions and CNF Equipment's most likely course of action for the period projected (including any payments that may be received by CNF Equipment under Section 3.1), CNF Equipment has sufficient cash flow to enable it to pay its debts as they mature; and (iii) CNF Equipment does not have unreasonably small capital with which to engage in its anticipated business. For purposes of this Section 2.1(f), the "fair valuation" of the assets of CNF Equipment means a valuation on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions, including obtaining necessary consents.

(g)  Fair Consideration.  The consideration payable to CNF Equipment pursuant to
     Article III of this Agreement equals or exceeds the reasonable equivalent value of the CNF Equipment Interest to be transferred to Enron Procurement pursuant to the CNF Equipment Assignment Agreement.

(h) Delivery of CNF Equipment Work Product. CNF Equipment and affiliated parties have delivered to Enron Procurement all work, of any kind or nature, related to the Project (as defined in the Supply Contract) in the possession or under the control of such person, including but not limited to: drawings, specifications, calculations, purchase orders, quotations, estimates, budgets, cost reports, cost forecasts, labor or manpower projections or forecasts, cash flow projections, schedules, work plans, transportation studies, installation plans or procedures, arrangements with subcontractors or subsuppliers, monthly reports, daily logs, engineering studies, correspondence with or between any party related to the Project and including that with any possible subcontractors, monthly reports, daily logs, engineering studies, and related data.

     (i) No Agreements, Claims, Actions or Proceedings. Except for this Agreement, the Related Agreements, and any agreement entered into jointly by CNF Equipment and Enron Procurement, CNF Equipment is not a party to any contract, agreement or arrangement relating to the Partnership Property or the Supply Contract which binds or purports to bind the Partnership or its assets. Except as disclosed on Schedule 2.1(i), as of the Execution Date and, except as may be provided on an amended Schedule 2.1(i) delivered by CNF Equipment at or prior to the Effective Date, as of the Effective Date there are no claims, actions or proceedings pending that arise from activities conducted by CNF Equipment, its affiliates or their representatives that relate to the Partnership, Partnership Property or the Supply Contract and, to the knowledge of CNF Equipment, no such claims, actions or proceedings are threatened.

Section  2.2  Representations   and  Warranties  of  Enron  Procurement.   Enron
Procurement hereby represents and warrants to CNF Equipment that:

(a) Organization of Enron Procurement. Enron Procurement is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to own, lease, operate and otherwise hold all of its properties and assets and to carry on its business as presently conducted and is duly qualified to do business in each jurisdiction in which the nature of its business as now conducted or its assets makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on it.

(b) Authorization and Validity of Agreement. Enron Procurement has all necessary corporate power and authority to enter into this Agreement and each of the Related Agreements to which it is a party and to perform its obligations hereunder and thereunder, and the execution, delivery and performance by Enron Procurement of this Agreement and each of the Related Agreements to which it is a party has been duly and validly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Enron Procurement and at or prior to the Effective Date each of the Related Agreements to which Enron Procurement is a party will have been duly executed and delivered by Enron Procurement, and, assuming this Agreement and each of the Related Agreements to which Enron Procurement is a party constitute legal, valid and binding obligations of the other parties thereto, when executed and delivered will constitute legal, valid and binding obligations of Enron Procurement, enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Consent and Approval; No Conflict. Neither the execution and delivery of this Agreement or the Related Agreements to which Enron Procurement is a party nor the consummation of the transactions and performance of the terms and conditions contemplated hereby or thereby will (i) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of Enron Procurement; (ii) except as otherwise provided in this Agreement, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except (A) any regulatory approvals or routine governmental consents normally acquired after the consummation of transactions such as transactions of the nature contemplated by this Agreement or (B) where it is reasonably expected that the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not prevent or delay in any material respect the consummation of the transactions contemplated hereby or thereby; (iii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, instrument or obligation to which Enron Procurement is a party or by which Enron Procurement may be bound and to which any of the Partnership Property is subject, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or will be obtained prior to the Closing; (iv) violate any order, writ, injunction, decree, statute, rule or regulation to which Enron Procurement is subject and which relate to any of its assets; or (v) result in the imposition or creation of any lien, charge or encumbrance upon any Partnership Property under any agreement by which the Partnership Property is bound.

(d) Ownership of Partnership Interests; Title. As of the date of this Agreement and immediately prior to the Closing, Enron Procurement is and will be the owner of record and beneficially of a 49% general partner interest and a 1% limited partner interest in the Partnership, and it has not received any notice of adverse claim to the ownership of such interests and does not have any reason to know of any such adverse claim.

(e) No Claims. As of the date of this Agreement and, except as may be set forth on an amended Schedule 2.1(i) delivered by CNF Equipment pursuant to
     Section 2.1(i), immediately prior to the Closing, there are no claims, actions or proceedings pending that arise from the gross negligence or willful misconduct of CNF Equipment, its affiliates or their representatives that relate to the Partnership, Partnership Property or the Supply Contract and, to the knowledge of Enron Procurement, no such claims, actions or proceedings are threatened.


                                   ARTICLE III
                       Additional Covenants and Agreements

Section 3.1 Certain Payments to CNF Equipment.

(a) Payment on the Execution Date. Subject to the terms and conditions of this Agreement, Enron Procurement shall pay to CNF Equipment on the Execution Date, by wire transfer or certified bank check, an aggregate of Seven Hundred Thousand ($700,000) in partial consideration for the transactions contemplated in this Agreement.

(b) Payments Following the Effective Date. Subject to, and conditioned upon the satisfaction or valid waiver of the Conditions Precedent, Enron Procurement shall pay to CNF Equipment, by wire transfer or a certified bank check, the following amounts:

     (i) Two Million Four Hundred Thousand Dollars ($2,400,000 on the Effective Date to CNF Equipment or its designee for the out-of-pocket costs incurred and paid by CNF Equipment and its affiliates on behalf of the Partnership and constituting Contract Costs (as defined in the Partnership Agreement) through April 30, 1997 for which CNF Equipment and its affiliates had not been reimbursed as of April 30, 1997; and

     (ii) Nine Million Nine Hundred Thousand Dollars ($9,900,000) on the Effective Date.

(c) Cancellation Option. In the event a Notice to Proceed under the Supply Contract is not issued by EcoElectrica, L.P. to Enron Procurement by December 15, 1997, Enron Procurement shall have the right, but not the obligation, to terminate this Agreement by giving written notice of such election to CNF Equipment on or prior to December 19, 1997 (the "Revocation Option"). Should Enron Procurement elect to exercise the Revocation Option, CNF Equipment shall be obligated to promptly repay to Enron Procurement (and in any event no later than December 31, 1997) any and all amounts paid to CNF Equipment pursuant to this Section 3.1 of this Agreement. In the event that Enron Procurement elects to exercise the Revocation Option, and subject to the repayment by CNF Equipment to Enron Procurement of any and all amounts owed by CNF Equipment hereunder, then this Agreement shall be considered terminated effective upon delivery by Enron Procurement of notice of the Revocation Option, and thereafter Enron Procurement shall have no further payment obligations under the Agreement and CNF Equipment and Enron Procurement shall continue as partners.

(d) Cancellation of Project. In the event the Project is terminated or cancelled prior to the receipt of a Notice to Proceed (including, without limitation, because of the denial of a permit or license necessary to the Project or the termination or cancellation of the Power Purchase Agreement (as defined in the Supply Contract)), CNF Equipment shall be obligated to promptly repay Enron Procurement (in any event no later than thirty (30) days after notice of such termination or cancellation is given by Enron Procurement to CNF Equipment) any and all amounts paid to CNF Equipment pursuant to this Section 3.1 of the Agreement. In the event that the Project is terminated or cancelled, and subject to the repayment by CNF Equipment to Enron Procurement of any and all amounts owed by CNF Equipment hereunder, then this Agreement shall be considered terminated effective upon delivery by Enron Procurement of notice of the Project cancellation, and thereafter Enron Procurement shall have no further payment obligations under the Agreement and CNF Equipment and Enron Procurement shall continue as partners.

Section 3.2 Alteration of Supply Contract and Onshore Construction Contract. Prior to the Effective Date, CNF Equipment agrees to assist Enron Procurement in the negotiations with EcoElectrica L.P. pertaining to the Global Change Order and the LPG Change Order in order to minimize modifications or alterations to the Supply Contract and the Onshore Construction Contract that result in a negative impact on, or decrease the profit accruing under, the Supply Contract and the Onshore Construction Contract.

Section 3.3 Continued Existence. CNF Equipment shall maintain its corporate existence as a Delaware corporation in good standing under the laws thereunder for a period equal to the earlier of (x) one year following the date of this Agreement or (y) the Notice to Proceed Date.

Section 3.4 Certain Other Obligations. Enron Procurement acknowledges that in the event that the Closing occurs, CNF Equipment will not be obligated to pay the "Base Rate Fee" or "Additional Risk Fee" referred to in Section 2.1 of the Partnership Agreement. In addition, Enron Procurement acknowledges that between the Effective Date and the earlier of the Effective Date or the termination of this Agreement CNF Equipment will not be performing any obligations under the Partnership Agreement relating to the performance of the Supply Contract, including the obligation under Article 11 with respect to obtaining a payment and performance bond.

                                   ARTICLE IV
                                   Arbitration

Section 4.1 Management Resolution of Disputes. In the event of any claim, dispute, disagreement or controversy arising out of or relating to this Agreement or the transactions contemplated herein or the breach or termination of this Agreement or any Related Agreement (each, hereinafter referred to as a "Dispute"), which the parties to this Agreement have been unable to settle or agree upon within a period of fifteen (15) days after such Dispute arises, each party shall nominate a senior officer of its management to meet at a mutually agreed time and place not later than thirty (30) days after the Dispute has arisen to attempt to resolve such Dispute. Should a resolution of such Dispute not be obtained within ten (10) days after the meeting of senior officers for such purpose, or such longer period as the parties may mutually agree upon, then either party may by notice to the other submit the Dispute to arbitration in accordance with the provisions of Section 4.2 of this Agreement.

Section 4.2 Binding Arbitration of Disputes. Any Dispute which is not settled in accordance with the provisions of Section 4.1 of this Agreement shall be submitted to binding arbitration to be conducted in accordance with the following procedure:

(a) The party seeking arbitration hereunder may request such arbitration in writing, which writing shall include a clear statement of the matter(s) in dispute and shall name one arbitrator appointed by such party. Within twenty (20) business days after receipt of such request, the other party shall appoint one arbitrator, or in default thereof, such arbitrator shall be named as soon as practicable by the Arbitration Committee of the American Arbitration Association, and the two arbitrators so appointed shall name a third arbitrator within ten (10) business days, or failing such agreement on a third arbitrator by the two arbitrators so appointed, a third arbitrator shall be appointed by the Arbitration Committee of the American Arbitration Association.

(b) The arbitration hearing shall be held in New York, New York, on at least twenty (20) business days' prior written notice to the parties. Except as otherwise provided herein, the proceedings shall be conducted in accordance with the Commercial Arbitration Rules and procedures of the American Arbitration Association. Any decision of the arbitrators shall be joined in by at least two of the arbitrators and shall be set forth in a written award which shall state the basis of the award and shall include both findings of fact and conclusions of law. Notwithstanding the foregoing, in the case of any monetary dispute or claim for damages, the amount of which is contested, each party shall submit in writing a proposed arbitration award at the commencement of the arbitration hearing, and the arbitrators shall be required to adopt in full the proposed arbitration award of one of the parties with respect to such monetary amount or damages. Any award rendered pursuant to the foregoing, which may include an award or decree of specific performance hereunder, shall be final and binding on the parties and not subject to review or appeal, and judgment thereon may be entered or enforcement thereof sought by either party in a court of competent jurisdiction.

(c) Notwithstanding the foregoing, nothing contained herein shall be deemed to give the arbitrators appointed pursuant to the foregoing any authority, power or right to alter, change, amend, modify, waive, add to or delete from any of the provisions of this Agreement or the Related Agreements.

(d) The losing party shall bear all costs of the arbitration including costs of all arbitrators, both parties' attorneys' fees and disbursements and expert fees. In the event that the arbitrators allocate liability among the parties, then the costs of the arbitration shall be shared pro rata by the parties.

(e) Each of the parties to this Agreement agree that compliance by a party with the provisions of subparagraphs (a) through (e) of this Section 4.2 shall be a complete defense to any suit, action or proceeding instituted in any federal or state court, or before any administrative tribunal by another party with respect to any controversy or dispute arising under or pursuant to this Agreement and which is subject to arbitration as set forth herein, other than a suit or action alleging non-compliance with a final and binding arbitration award rendered hereunder.

Section 4.3 Enforceability in Federal and State Court. The agreement to arbitrate set forth in Section 4.2 shall be enforceable in either federal or state court. The enforcement of such agreement and all procedural aspects thereof, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses as to arbitrability, and the rules (except as otherwise expressly provided herein) governing the conduct of the arbitration, shall be governed by and construed pursuant to the United States Arbitration Act, 9 U.S.C. 1-16. In deciding the substance of any such claim, dispute or disagreement, the arbitrators shall apply the substantive laws of the State of Delaware; provided, however, that the arbitrators shall have no authority to award punitive damages under any circumstances (whether it be exemplary damages, treble damages, or any other penalty or punitive type of damages) regardless of whether such damages may be available under Delaware law, the parties to this Agreement hereby waiving their right, if any, to recover punitive damages in connection with any such claims, disputes or disagreements.

                                    ARTICLE V
                                 Indemnification

Section 5.1 Mutual Indemnification. Each of Enron Procurement and CNF Equipment (each an "Indemnifying Party") hereby agrees to indemnify, defend and hold harmless the other, its directors, officers, and employees, its controlled and controlling persons and persons under common control, and their respective directors, officers and employees (collectively "related persons"), from and against all Claims (as hereinafter defined) asserted against, resulting to, imposed upon or incurred by such party or such party's related persons (an "Indemnified Person"), directly or indirectly, by reason of, arising out of, or resulting from (a) the inaccuracy or breach of any representation or warranty of the Indemnifying Party contained in this Agreement and (b) the breach of any covenant or agreement of the Indemnifying Party contained in this Agreement. "Claim" shall include (i) all debts, liabilities and obligations; (ii) losses, damages, costs and expenses including, without limitation, interest (including prejudgment interest in any litigated matter), penalties, court costs and reasonable attorneys' fees and expenses; and (iii) all demands, claims, actions, costs of investigation, causes of action, proceedings, arbitrations, judgments, settlements and assessments, whether or not ultimately determined to be valid ; provided, however, that "Claims" shall not include any of the foregoing to the extent covered by insurance maintained by or for the benefit of the applicable Indemnified Person; however the Indemnifying Party shall be liable for the deductible and any uninsured portion of the applicable Claim.

Section 5.2 Additional  Indemnification.  In addition to its  obligations  under
Section 5.1, Enron Procurement hereby agrees to indemnify, defend and hold harmless CNF Equipment and its related persons from and against (a) all Claims asserted against, imposed upon or incurred by CNF Equipment or any of its related persons by reason of, arising out of, or resulting from the performance of the Supply Contract before or after the Closing (including any Claim arising from activities conducted jointly by Enron Procurement and CNF Equipment, their affiliates and representatives) and (b) all Claims asserted against, imposed upon or incurred by CNF or any of its related persons by reason of, arising out of, or resulting from the performance of the Supply Contract after the Effective Date but prior to the termination of this Agreement under either Section 3.1(c) or Section 3.1(d), except for Claims under Section 5.1 and Claims that shall have been determined by the arbitrators under Article IV to have resulted from
(i) the sole negligence of CNF Equipment or its related persons, or (ii) the willful misconduct of CNF Equipment or its related persons (such excluded Claims under (i) and (ii) referred to as a "CNF Equipment Obligation"). CNF Equipment shall indemnify, defend and hold harmless Enron Procurement and its related persons from and against all Claims arising out of CNF Equipment Obligations, but only if the aggregate Claims incurred by Enron Procurement and its related persons arising from CNF Equipment Obligations exceeds $625,000, and then only with respect to the amount in excess of $625,000.

                                   ARTICLE VI
                                     Notices

Section 6.1 Notices. Any notice or other written instrument required or permitted to be given pursuant to this Agreement shall be in writing signed by the party giving such notice and shall, to the extent reasonably practicable, be sent by telefax, and if not reasonably practicable to send by telefax, then by hand delivery, overnight courier, telegram or registered mail, to the other party at such address as set forth below:

                  If delivered to CNF Equipment:

                           CNF Constructors, Inc.
                           900 Rockmead Drive
                           4 Kingwood Place, Suite 200
                           Kingwood, TX  77339
                           Attention:   Douglas L. Kieta
                           Telefax No.: (713) 356-3845


                           with a copy to:

                           Kenetech Corporation
                           500 Sansome Street
                           San Francisco, CA  94111
                           Attention:  President
                           Telefax No.:  (415) 984-8111

                  If delivered to Enron Procurement:

                           Enron Equipment Procurement Company
                           333 Clay Street, Suite 400
                           Houston, Texas  77002
                           Attention:  Legal Department
                           Telefax No.:  (713) 646-6280

                           with a copy to:

                           Enron Engineering & Construction Company
                           333 Clay Street, Suite 400
                           Houston, Texas 77002
                           Attention:  Legal Department
                           Telefax No.: (713) 646-6280

Each party shall have the right to change the place to which notice shall be sent or delivered or to specify one additional address to which copies of notices may be sent, in either case by similar notice sent or deliveries in like manner to the other parties. Without limiting any other means by which a party to this Agreement maybe able to prove that a notice has been received by another party, a notice shall be deemed to be duly received: (a) if delivered by hand, overnight courier or telegram, the date when left at the address of the recipient; (b) if sent by registered mail, the date of the return receipt; or
(c) if sent by telefax, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telefax was sent indicating that the telefax was sent in its entirety to the recipient's telefax number.

                                   ARTICLE VII
                                  Miscellaneous

Section 7.1 Confidentiality. Each Partner acknowledges that Article 14 of the Partnership Agreement shall survive the dissolution and termination of the Partnership, and that no Partner shall disclose any Confidential Information (as defined in the Partnership Agreement) to any third party except as provided therein. Furthermore, the terms and conditions of this Agreement and the transactions contemplated hereby shall remain subject to the terms and conditions of that certain Confidentiality Agreement dated as of March 4, 1997 among EE&CC, CNFC Industries Inc. and Kenetech.

Section 7.2 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

Section 7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

Section 7.4 Entire Agreement. This Agreement (including the Related Agreements and other agreements incorporated herein) and the exhibits hereto contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein.

Section 7.5 Expenses. Whether the transactions contemplated hereby are or are not consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 7.6 Headings; Definitions. The section and article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

Section 7.7 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by the other parties hereto with any term or provision of this Agreement on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

Section 7.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 7.9 Additional Documents. In connection with this Agreement and the transactions contemplated hereby, each party hereto agrees to execute and deliver, or cause the execution and delivery of, such additional documents and instruments, and to perform such additional acts, as may be necessary as appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and the transactions contemplated hereby.

Section 7.10 Survival. The provisions of Article IV and V shall survive the termination of this Agreement for a period of five (5) years from the Execution Date.


IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first above written.


                   ENRON EQUIPMENT PROCUREMENT COMPANY


                   By: _____________________________
                   Name:
                   Title:

                   CNF Penuelas, Inc.


                   By:  _____________________________
                   Name:
                   Title:




                                                           OFFSHORE CERTIFICATE
                                                                    Exhibit 1.2

                           CERTIFICATE OF CANCELLATION
                                       OF
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                            ENRON/CNF EQUIPMENT, L.P.

This Certificate of Cancellation, dated as of [_____], 1997, is being filed by the undersigned in the Office of the Secretary of State of the State of Delaware (the "Secretary of State") in accordance with the provisions of 6 Del.C. 17-203 to cancel the Certificate of Limited Partnership of Enron/CNF Power Equipment, L.P. (the "Partnership").

1.   The name of the limited partnership is Enron/CNF Equipment, L.P.

2. The Partnership filed in the Office of the Secretary of State a Certificate of Limited Partnership on December 17, 1996.

3. The reason for the filing of this Certificate of Cancellation is that the Partnership has been dissolved and the winding up of the Partnership has been completed.

4. This Certificate of Cancellation shall be effective immediately upon filing.

IN  WITNESS   WHEREOF,   the  undersigned  have  executed  this  Certificate  of
Cancellation as of the date first-above written.


GENERAL PARTNERS:

Enron Equipment Procurement Company, a Delaware corporation


                  By:      _________________________________
                  Name:
                  Title:

CNF Equipment, Inc., a Delaware corporation


         By:      _________________________________
         Name:
         Title:





                                                                       OFFSHORE
                                                                 Exhibit 1.6(i)

                      DISTRIBUTION AND ASSIGNMENT AGREEMENT

This Distribution and Assignment Agreement (this "Agreement"), dated as of [______], 1997, is entered into by and among Enron/CNF Equipment, L.P., a Delaware limited partnership (the "Partnership"), Enron Equipment Procurement Company, a Delaware corporation ("Enron Procurement"), and CNF Equipment, Inc., a Delaware corporation ("CNF Equipment").

WHEREAS, pursuant to the Limited Partnership Agreement of Enron/CNF Equipment, L.P. dated as of December 13, 1996 (the "Partnership Agreement") and a certificate of limited partnership filed December 16, 1996 with the Delaware Secretary of State, Enron Procurement and CNF Equipment (hereinafter individually called a "Partner" and collectively called the "Partners") formed the Partnership, with each Partner owning a 49% general partner interest and a 1% limited partner interest in the Partnership;

WHEREAS, the Partners are the sole limited partners and general partners of the Partnership;

WHEREAS, pursuant to that certain Master Agreement of Dissolution, Distribution and Assignment, dated [_________], 1997 (the "Master Agreement"), the Partners agreed, among other things, to dissolve the Partnership in accordance with
Section 22.3(a) of the Partnership Agreement;

WHEREAS, as contemplated by the Master Agreement, the Partners have paid all debts and liabilities of the Partnership (including, without limitation, all expenses incurred in liquidation) or have otherwise made adequate provisions for such debt and liabilities;

WHEREAS, the Partners, as liquidators of the Partnership, have completed, or have otherwise made adequate provisions for, all actions necessary to wind up the affairs of the Partnership in accordance with the Partnership Agreement and
Section 17-803 of the Delaware Revised Uniform Limited Partnership Act, as amended (the "Act");

WHEREAS, pursuant to this Agreement, the Partners wish to distribute to each Partner a 50% undivided interest in the right, title and interest in and to all of the assets owned, leased or held by the Partnership as of the date hereof, whether tangible or intangible (the "Partnership Property," including, without limitation, all of the assets and property described in Exhibit A hereto);

NOW THEREFORE, in consideration of the mutual covenants set forth below and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby acknowledge and ratify their agreement as follows:

Distribution and Assignment. The Partners, as liquidators of the Partnership, hereby distribute, assign, convey and deliver (i) to Enron Procurement and its successors and assigns a 50% undivided interest in and to the Partnership Property, and (ii) to CNF Equipment and its successors and assigns a 50% undivided interest in and to the Partnership Property.

Acceptance of Assignment. Each of the Partners hereby accepts the assignment of its 50% undivided interest in the Partnership Property and acknowledges that such assignment constitutes a complete return of its capital contribution and a complete distribution of its interest in the Partnership and all of the Partnership's property and assets.

Acknowledgment and Consent to Release of Partnership. Each Partner acknowledges, consents to and agrees to be bound by, the terms and conditions set forth in the attached Acknowledgment, Consent and Release.

Effective Date. This Agreement is effective as of the date first above written.

Certificate of Cancellation. Upon the distribution and assignment of the Partnership Property pursuant to this Agreement, the Partners agree to file a Certificate of Cancellation with the Secretary of State of the State of Delaware in order to cancel the Certificate of Limited Partnership of the Partnership in accordance with Section 17-203 of the Act.

Further Assurances. The parties shall take all acts and execute all documents as any other party may reasonably request to fully carry out and effectuate the transactions contemplated by this Agreement.

Miscellaneous. This Agreement (including the Acknowledgment, Consent and Release attached hereto): (i) shall be governed by and construed in accordance with the laws of the State of Delaware; (ii) shall not be amended or modified except by an instrument in writing executed by all parties; (iii) shall be binding upon the successors and assigns of the respective parties; and (iv) may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto notwithstanding that all parties have not signed the same counterpart.


IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                THE PARTNERSHIP:

ENRON/CNF EQUIPMENT, L.P.
a Delaware limited partnership

By: ENRON EQUIPMENT PROCUREMENT COMPANY
as a General and Limited Partner


By: ______________________________
Name:
Title:

By: CNF EQUIPMENT, INC.
as a General and Limited Partner


By: ______________________________
Name:
Title:


                                  THE PARTNERS:

ENRON EQUIPMENT PROCUREMENT COMPANY
a Delaware corporation


By: ______________________________
Name:
Title:

CNF EQUIPMENT, INC.
a Delaware corporation

By: ______________________________
Name:
Title:


                       ACKNOWLEDGMENT CONSENT AND RELEASE

THE UNDERSIGNED, EcoElectrica, L.P., hereby acknowledges and agrees that it has been informed of and consents to the distribution and assignment of the Partnership Property pursuant to the terms and conditions of the Distribution and Assignment Agreement (the "Agreement") to which this Acknowledgment, Consent and Release is attached. Each capitalized term used herein and not otherwise defined herein shall have the definition assigned thereto in the Agreement. EcoElectrica, L.P. hereby further agrees that, subject to the execution and delivery of the Assignment and Assumption Agreement whereby CNF Equipment assigns its interest in the Partnership Property to Enron Procurement, all references to "Supplier" and "Contractor" in that certain Offshore Supply Contract dated as of November 1, 1995 (the "Supply Contract"), originally between EcoElectrica, L.P. and Enron Procurement, shall refer to Enron Procurement. Finally, EcoElectrica, L.P. hereby releases the Partnership, and each of the Partners solely in their capacities as general partners and limited partners in the Partnership (the "Released Parties"), from all duties and obligations under the Supply Contract and agrees to accept performance of all such duties and obligations from Enron Procurement in place of the Partnership and the Released Parties.


ECOELECTRICA, L.P.,
a Bermuda exempted limited partnership

By: KES Bermuda, Inc.
a Delaware corporation, its general partner


By: ______________________________
Name:
Title:

By: Buenergia, B.V.
a Dutch limited liability company, its general
partner


By: ______________________________
Name:
Title:

                                                           OFFSHORE ASSIGNMENT
                                                               Exhibit 1.6(ii)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this "Agreement"), dated as of [______], 1997, is entered into by and between Enron Equipment Procurement Company, a Delaware corporation ("Enron Procurement") and CNF Equipment, Inc., a Delaware corporation ("CNF Equipment").

WHEREAS, pursuant to the Limited Partnership Agreement of Enron/CNF Equipment, L.P. dated as of December 13, 1996 (the "Partnership Agreement") and a certificate of limited partnership filed December 16, 1996 with the Delaware Secretary of State, Enron Procurement and CNF Equipment (hereinafter individually called a "Partner" and collectively called the "Partners") formed the Partnership, with each Partner owning a 49% general partner interest and a 1% limited partner interest in the Partnership;

WHEREAS, pursuant to that certain Master Agreement of Dissolution, Distribution and Assignment, dated [________], 1997 (the "Master Agreement"), the Partners agreed, among other things, to dissolve the Partnership in accordance with
Section 22.3(a) of the Partnership Agreement;

WHEREAS, pursuant to that certain Distribution and Assignment Agreement, dated as of the date hereof (the "Distribution and Assignment Agreement"), the Partners distributed, assigned, conveyed, and delivered to each Partner a 50% undivided interest in the right, title and interest in and to all of the assets owned, leased or held by the Partnership as of the date hereof, whether tangible or intangible (the "Partnership Property," including, without limitation, all of the assets and property described in Exhibit A hereto);

WHEREAS, pursuant to the Master Agreement, CNF Equipment desires to assign and transfer to Enron Procurement all of CNF Equipment's interest in and to the Partnership Property distributed and assigned to CNF Equipment under the Distribution and Assignment Agreement (the "CNF Interest");

NOW THEREFORE, in consideration of the promises, covenants and agreements set forth herein and in the Master Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby acknowledge and ratify their agreement as follows:

Assignment. CNF Equipment hereby assigns, conveys, transfers and delivers to Enron Procurement all of CNF Equipment's right title and interest in and to the CNF Interest in exchange for the consideration specified in the Master Agreement.

Acceptance of Assignment. Enron Procurement hereby accepts the assignment of the CNF Interest and hereby assumes and agrees to perform or to satisfy and discharge any and all duties and obligations relating to and arising out of the Supply Contract.

Acknowledgment and Consent to Release of Partnership. Each Partner acknowledges, consents to and agrees to be bound by, the terms and conditions set forth in the attached Acknowledgment, Consent and Release.

Effective Date. This Agreement is effective as of the date first above written.

Further Assurances. The parties shall take all acts and execute all documents as any other party may reasonably request to fully carry out and effectuate the transactions contemplated by this Agreement.

Miscellaneous. This Agreement (including the Acknowledgment, Consent and Release attached hereto): (i) shall be governed by and construed in accordance with the laws of the State of Delaware; (ii) shall not be amended or modified except by an instrument in writing executed by all parties; (iii) shall be binding upon the successors and assigns of the respective parties; and (iv) may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto notwithstanding that all parties have not signed the same counterpart.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


CNF EQUIPMENT, INC.
a Delaware corporation, as assignor

By: ______________________________
Name:
Title:



ENRON EQUIPMENT PROCUREMENT COMPANY
a Delaware corporation, as assignee



By: ______________________________
Name:
Title:


                       ACKNOWLEDGMENT CONSENT AND RELEASE

THE UNDERSIGNED, EcoElectrica, L.P., hereby acknowledges and agrees that it has been informed of and consents to the assignment and conveyance of the CNF Interest pursuant to the terms and conditions of the Assignment and Assumption Agreement (the "Agreement") to which this Acknowledgment, Consent and Release is attached. Each capitalized term used herein and not otherwise defined herein shall have the definition assigned thereto in the Agreement. EcoElectrica, L.P. hereby further agrees that all references to "Supplier" and "Contractor" in that certain Offshore Supply Contract dated as of November 1, 1995 (the "Supply Contract"), originally between EcoElectrica, L.P. and Enron Procurement, shall refer to Enron Procurement. Finally, EcoElectrica, L.P. hereby releases the Partnership, and each of the Partners solely in their capacities as general partners and limited partners in the Partnership (the "Released Parties"), from all duties and obligations under the Supply Contract and agrees to accept performance of all such duties and obligations from Enron Procurement in place of the Partnership and the Released Parties.


ECOELECTRICA, L.P.,
a Bermuda exempted limited partnership

By: KES Bermuda, Inc.
a Delaware corporation, its general partner



By: ________________________
Name:
Title:

By: Buenergia, B.V.
a Dutch limited liability company, its general
partner


By: ________________________
Name:
Title:

                                                      OFFSHORE LETTER AGREEMENT
                                                                Exhibit 1.6(iv)



                                              Enron Development Corp.
                                            333 Clay Street, Suite 1700
                                               Houston, Texas 77002

                                             [________________], 1997


Kenetech Energy Systems, Inc.
500 Sansome Street
Suite 300
San Francisco, CA  94111

Re:  Cancellation of Side Letter Agreement

Gentlemen:

I refer to that certain Side Letter Agreement dated November 1, 1995 (the "Side Letter Agreement") between Enron Development Corp. and Kenetech Energy Systems, Inc., pursuant to which each has the right to cancel (i) the Onshore Construction Contract dated as of November 1, 1995, originally between
EcoElectrica, L.P. and Enron Power Construction Partnership and (ii) the Offshore Supply Contract dated as of November 1, 1995, originally between EcoElectrica, L.P. and Enron Equipment Procurement Company ("Enron Procurement").

In accordance with (i) the Master Agreement of Dissolution, Distribution and Assignment dated the date hereof, by and between Enron Power I (Puerto Rico), Inc. and CNF Penuelas, Inc., and (ii) the Master Agreement of Dissolution Distribution and Assignment dated the date hereof, by and between Enron Procurement, and CNF Equipment Inc., please evidence your agreement to cancel the terms and conditions of the Side Letter Agreement by signing and returning this letter agreement to the undersigned.

                                                     Very truly yours,

                                                     [Authorized Signatory]

AGREED AND ACCEPTED:
KENETECH ENERGY SYSTEMS, INC.

By:   __________________________
Date:  __________________________
Name:
Title:

                                                     OFFSHORE KENETECH GUARANTY
                                                                Exhibit 1.6(vi)

                                    GUARANTY

This Guaranty, dated as of [________________], 1997 (this "Guaranty"), is by Kenetech Corporation, a Delaware corporation (the "Guarantor"), in favor of Enron Equipment Procurement Company, a Delaware corporation (the "Beneficiary"):

WHEREAS, the Beneficiary and CNF Equipment, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Guarantor ("CNF Equipment"), are the sole general partners and limited partners of Enron/CNF Equipment, L.P., a Delaware limited partnership (the "Partnership");

WHEREAS,  the  Beneficiary  and CNF Equipment  entered into that certain  Master
Agreement of Dissolution, Distribution and Assignment, dated as of [_____________], 1997, (the "Master Agreement"), whereby the parties agreed, among other things, (i) to dissolve the Partnership and cause any and all right, title and interest in and to the assets and property of the Partnership (the "Partnership Property"), including, but not limited to, that certain Offshore Supply Contract dated as of November 1, 1995 (the "Supply Contract"), originally between EcoElectrica, L.P. and Enron Procurement, to be distributed to the Beneficiary and CNF Equipment; (ii) that CNF Equipment assign and transfer to the Beneficiary all of CNF Equipment's interests in and to the Partnership Property to be distributed to CNF Equipment pursuant to the dissolution of the Partnership (the "CNF Interest"); and (iii) that the Beneficiary thereafter perform under the Supply Contract in lieu of the Partnership;

WHEREAS, it is a condition to the Beneficiary entering into the Master Agreement that the Guarantor enter into this Guaranty;

WHEREAS, Guarantor acknowledges that it will benefit if CNF Equipment enters into the Master Agreement;

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, receipt of which is hereby acknowledged, and as an inducement to the Beneficiary to enter into the Master Agreement, the Guarantor hereby agrees as follows:

1. Guaranty. In consideration of the Beneficiary entering into the Master Agreement, the Guarantor absolutely, unconditionally and irrevocably guarantees to Beneficiary, its successors and assigns, the prompt payment when due, of all obligations and liabilities of CNF Equipment to Beneficiary arising from Section 3.1, Section 3.2, Section 3.4 and Section
     5.1 of the Master Agreement (the "Obligations") for so long as any Obligation may arise under the Master Agreement. If for any reason CNF Equipment shall fail fully and punctually to pay and perform any Obligation, the Guarantor shall pay such sum to the Beneficiary, plus interest thereon calculated at the thirty day LIBOR rate from the date CNF Equipment became obligated to make such payment under the Master Agreement through the date payment is made by the Guarantor. This Guaranty is an absolute, unconditional guaranty of payment and performance and not of collectability, and is in no way conditioned or contingent upon any attempt to collect from CNF Equipment, enforce performance by CNF Equipment or on any other condition or contingency.

2. Nature of Guaranty. The Guarantor's obligations hereunder shall not be affected by the validity or enforceability of CNF Equipment's obligations under the Master Agreement or any other agreement relating thereto or by any other event, occurrence or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. In the event that any payment of CNF Equipment in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder in respect to such Obligations as if such payment had not been made. However, notwithstanding anything herein to the contrary, nothing herein is intended to deny to the Guarantor, and it is expressly agreed that the Guarantor shall have and may assert, any and all of the defenses, set-offs, counterclaims and other rights with regard to any Obligations that CNF Equipment may possess, including without limitation, any defense based upon the payment or satisfaction by CNF Equipment of such Obligations (or the performance or observance of any terms or provisions of the Master Agreement out of which such Obligations are alleged to arise), except any defense that CNF Equipment may possess relating to (i) lack of validity or enforceability of the Master Agreement against CNF Equipment arising from the defective incorporation of CNF Equipment; (ii) lack of qualification by CNF Equipment to do business in any applicable jurisdiction; (iii) defective corporate authority by CNF Equipment to enter into or perform the Master Agreement; or (iv) the insolvency, bankruptcy, or other reorganization of CNF Equipment.

     The Beneficiary shall not be obligated to file any claim relating to the Obligations in the event that CNF Equipment becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of Beneficiary to file shall not affect the Guarantor's obligations hereunder.

3. Modification and Amendments. The Guarantor agrees that Beneficiary may at any time and from time to time, without notice to or further consent of the Guarantor, make any agreement with CNF Equipment or with any other party to or person liable on any of the Obligations, or interested therein, for the payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Beneficiary and CNF Equipment or any such other party or person, without in any way impairing or affecting this Guaranty. Except the modifications allowed pursuant to this Section 3, this Guaranty may be amended only with the written consent of the Beneficiary and the Guarantor.

4. Expenses. The Guarantor agrees to pay on demand all out-of-pocket expenses (including the reasonable fees and expenses of Beneficiary's counsel) in any way relating to the enforcement or protection of the rights of Beneficiary hereunder.

5. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation until all the Obligations to Beneficiary shall have been paid in full. Subject to the foregoing, upon payment of all the Obligations, the Guarantor shall be subrogated to the rights of Beneficiary against CNF Equipment.

6. No Waiver; Cumulative Rights. No failure on the part of Beneficiary to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Beneficiary of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to Beneficiary or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Beneficiary from time to time.

7. Waiver of Notice. The Guarantor waives notice of the acceptance of this Guaranty, presentment, demand, notice of dishonor, protest and all other notices whatsoever.

8.   Representations and Warranties.

     (a) The Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power to execute, deliver and perform this Guaranty.

     (b) The execution, delivery and performance of this Guaranty have been and remain duly authorized by all necessary corporate action and do not contravene any provision of law or of the Guarantor's constitutional documents or any contractual restriction binding on the Guarantor or its assets.

     (c) All consents, authorizations and approvals of, and registrations and declarations with, any governmental authority necessary for the due execution, delivery and performance of this Guaranty have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance of this Guaranty.

     (d) This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equity principles.

     (e) (i) The Guarantor is not, and will not as a result of the execution and delivery of this Guaranty, be rendered insolvent, (ii) the Guarantor does not intend to incur, or believe it is incurring, obligations beyond its ability to pay, and (iii) the Guarantor's property remaining after the delivery and performance of this Guaranty will not constitute unreasonably small capital.

9. Assignment. This Guaranty is binding upon Guarantor and its successors and permitted assigns. Neither the Guarantor nor the Beneficiary may assign its rights, interest or obligations hereunder to any other person without the prior written consent of the other party.

10. Notices. All notices or other communications in connection with this guaranty shall be given in the same manner and with the same effect as set forth in Section 6.1 of the Master Agreement. The Guarantor's address for notices is as follows:

                  Kenetech Corporation
                  500 Sansome Street
                  San Francisco, California  94111
                  Attention:  President
                  Telefax No. (415) 984-8111

     or such other address as the Guarantor shall from time to time specify to Beneficiary.

11. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Delaware without reference to choice of law doctrine.

12. Severability. The invalidity of one or more phrases, sentences, clauses or Sections contained in this Guaranty shall not affect the validity of the remaining portions of this Guaranty so long as the material purposes of this Guaranty can be determined and effectuated.

IN WITNESS WHEREOF, the Guarantor has caused its duly authorized officer to execute and deliver this Guaranty as of the date first above written.


KENETECH CORPORATION


By: ______________________________
Name:
Title:

                                                        OFFSHORE ENRON GUARANTY
                                                              Exhibit 1.6 (vii)


                                    GUARANTY

This Guaranty, dated as of [_____________], 1997 (this "Guaranty"), is by Enron Power Corp., a Delaware corporation (the "Guarantor"), in favor of CNF Equipment, Inc., a Delaware corporation (the "Beneficiary"):

WHEREAS, the Beneficiary and Enron Equipment Procurement Company, a Delaware corporation and an indirect [wholly-owned] subsidiary of the Guarantor ("Enron Procurement"), are the sole general partners and limited partners of Enron/CNF Equipment, L.P., a Delaware limited partnership (the "Partnership");

WHEREAS, the Beneficiary and Enron Procurement entered into that certain Master Agreement of Dissolution, Distribution and Assignment, dated as of [___________], 1997, (the "Master Agreement"), whereby the parties agreed, among other things, (i) to dissolve the Partnership and cause any and all right, title and interest in and to the assets and property of the Partnership (the "Partnership Property"), including, but not limited to, that certain Offshore Supply Contract dated as of November 1, 1995 (the "Supply Contract"), originally between EcoElectrica, L.P. and Enron Procurement, to be distributed to the Beneficiary and Enron Procurement; (ii) that the Beneficiary assign and transfer to the Enron Procurement all of the Beneficiary's interests in and to the Partnership Property to be distributed to the Beneficiary pursuant to the dissolution of the Partnership (the "CNF Interest"); and (iii) that the Enron Procurement thereafter perform under the Supply Contract in lieu of the Partnership;

WHEREAS, it is a condition to the Beneficiary consummating the transactions under the Master Agreement that the Guarantor enter into this Guaranty;

WHEREAS, Guarantor acknowledges that it will benefit if Enron Procurement consummates the transactions under the Master Agreement;

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, receipt of which is hereby acknowledged, and as an inducement to the Beneficiary to enter into the Master Agreement, the Guarantor hereby agrees as follows:

1. Guaranty. In consideration of the Beneficiary entering into the Master Agreement, the Guarantor absolutely, unconditionally and irrevocably guarantees to Beneficiary, its successors and assigns, the prompt payment when due, of all obligations and liabilities of Enron Procurement to Beneficiary arising from Section 3.1, Section 5.1 and Section 5.2 of the Master Agreement (the "Obligations") for so long as any Obligation may arise under the Master Agreement. If for any reason Enron Procurement shall fail fully and punctually to pay and perform any Obligation, the Guarantor shall pay such sum to the Beneficiary, plus interest thereon calculated at the thirty day LIBOR rate from the date Enron Procurement became obligated to make such payment under the Master Agreement through the date payment is made by the Guarantor. This Guaranty is an absolute, unconditional guaranty of payment and performance and not of collectability, and is in no way conditioned or contingent upon any attempt to collect from Enron
     Procurement, enforce performance by Enron Procurement or on any other condition or contingency.

2. Nature of Guaranty. The Guarantor's obligations hereunder shall not be affected by the validity or enforceability of Enron Procurement's obligations under the Master Agreement or any other agreement relating thereto or by any other event, occurrence or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. In the event that any payment of Enron Procurement in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder in respect to such Obligations as if such payment had not been made. However, notwithstanding anything herein to the contrary, nothing herein is intended to deny to the Guarantor, and it is expressly agreed that the Guarantor shall have and may assert, any and all of the defenses, set-offs, counterclaims and other rights with regard to any Obligations that Enron Procurement may possess, including without limitation, any defense based upon the payment or satisfaction by Enron Procurement of such Obligations (or the performance or observance of any terms or provisions of the Master Agreement out of which such Obligations are alleged to arise), except any defense that Enron Procurement may possess relating to (i) lack of validity or enforceability of the Master Agreement against Enron Procurement arising from the defective incorporation of Enron Procurement; (ii) lack of qualification by Enron Procurement to do business in any applicable jurisdiction; (iii) defective corporate authority by Enron Procurement to enter into or perform the Master Agreement; or (iv) the insolvency, bankruptcy, or other reorganization of Enron Procurement.

     The Beneficiary shall not be obligated to file any claim relating to the Obligations in the event that Enron Procurement becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of Beneficiary to file shall not affect the Guarantor's obligations hereunder.

3. Modification and Amendments. The Guarantor agrees that Beneficiary may at any time and from time to time, without notice to or further consent of the Guarantor, make any agreement with Enron Procurement or with any other party to or person liable on any of the Obligations, or interested therein, for the payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Beneficiary and Enron Procurement or any such other party or person, without in any way impairing or affecting this Guaranty. Except the modifications allowed pursuant to this Section 3, this Guaranty may be amended only with the written consent of the Beneficiary and the Guarantor.

4. Expenses. The Guarantor agrees to pay on demand all out-of-pocket expenses (including the reasonable fees and expenses of Beneficiary's counsel) in any way relating to the enforcement or protection of the rights of Beneficiary hereunder.

5. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation until all the Obligations to Beneficiary shall have been paid in full. Subject to the foregoing, upon payment of all the Obligations, the Guarantor shall be subrogated to the rights of Beneficiary against Enron Procurement.

6. No Waiver; Cumulative Rights. No failure on the part of Beneficiary to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Beneficiary of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to Beneficiary or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Beneficiary from time to time.

7. Waiver of Notice. The Guarantor waives notice of the acceptance of this Guaranty, presentment, demand, notice of dishonor, protest and all other notices whatsoever.

8.   Representations and Warranties.

     (a) The Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power to execute, deliver and perform this Guaranty.

     (b) The execution, delivery and performance of this Guaranty have been and remain duly authorized by all necessary corporate action and do not contravene any provision of law or of the Guarantor's constitutional documents or any contractual restriction binding on the Guarantor or its assets.

     (c) All consents, authorizations and approvals of, and registrations and declarations with, any governmental authority necessary for the due execution, delivery and performance of this Guaranty have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance of this Guaranty.

     (d) This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equity principles.

     (e) (i) The Guarantor is not, and will not as a result of the execution and delivery of this Guaranty, be rendered insolvent, (ii) the Guarantor does not intend to incur, or believe it is incurring, obligations beyond its ability to pay, and (iii) the Guarantor's property remaining after the delivery and performance of this Guaranty will not constitute unreasonably small capital.

9. Assignment. This Guaranty is binding upon Guarantor and its successors and permitted assigns. Neither the Guarantor nor the Beneficiary may assign its rights, interest or obligations hereunder to any other person without the prior written consent of the other party.

10. Notices. All notices or other communications in connection with this guaranty shall be given in the same manner and with the same effect as set forth in Section 6.1 of the Master Agreement. The Guarantor's address for notices is as follows:

                  Enron Power Corp.
                  P.O. Box 1188
                  Houston, TX 77251-1188
                  Attn: Legal Department
                  Telefax No.

     or such other address as the Guarantor shall from time to time specify to Beneficiary.

11. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Delaware without reference to choice of law doctrine.

12. Severability. The invalidity of one or more phrases, sentences, clauses or Sections contained in this Guaranty shall not affect the validity of the remaining portions of this Guaranty so long as the material purposes of this Guaranty can be determined and effectuated.

IN WITNESS WHEREOF, the Guarantor has caused its duly authorized officer to execute and deliver this Guaranty as of the date first above written.


ENRON POWER CORP.


By: ________________________________
Name:
Title:

                                                        OFFSHORE RELEASE OF CNF
                                                                 Exhibit 1.6(x)



                                               CNF Industries, Inc.
                                               355 Research Parkway
                                            Meriden, Connecticut 06450


                                                  [_______], 1997


Enron Equipment Procurement Company
333 Clay Street, Suite 400
Houston, Texas 77002
Attn: Legal Department

                           Re: Release of CNF Industries, Inc. Guaranty

Gentlemen:

I refer to that certain Guaranty dated as of December 18, 1996 (the "CNF Offshore Guaranty") by CNF Industries, Inc., a Delaware corporation (the "Guarantor"), for the benefit of Enron Equipment Procurement Company, a Delaware corporation ("Enron Procurement"), entered into pursuant to Section 11.3 of the Limited Partnership Agreement of Enron/CNF Equipment, L.P., a Delaware limited partnership.

In accordance with (i) the Master Agreement of Dissolution, Distribution and Assignment dated [________], 1997, by and between Enron Procurement and CNF
Equipment, Inc., and (ii) Section 16 of the CNF Offshore Guaranty, please evidence your agreement to terminate the CNF Offshore Guaranty and release the Guarantor from any and all obligations thereunder by signing and returning this letter agreement to the undersigned.

                                                     Very truly yours,

                                                     [Authorized Signatory]

AGREED AND ACCEPTED:

ENRON EQUIPMENT PROCUREMENT COMPANY

By:   __________________________            Date:  July __, 1997
      Name:
      Title:




                                                     OFFSHORE RELEASE OF ENRON
                                                                Exhibit 1.6(xi)


                                                 Enron Power Corp.
                                                   P.O. Box 1188
                                             Houston, Texas 77251-1188


                                                  [_______], 1997


CNF Equipment, Inc.
355 Research Parkway
Meriden, Connecticut 06450
Attn:__________________


                           Re: Release of Enron Power Corp. Guaranty

Gentlemen:

I refer to that  certain  Guaranty  dated as of  December  18,  1996  (the  "EPC
Offshore Guaranty") by Enron Power Corp., a Delaware corporation (the "Guarantor"), for the benefit of CNF Equipment, Inc., a Delaware corporation ("CNF Equipment"), entered into pursuant to Section 11.3 of the Limited Partnership Agreement of Enron/CNF Equipment, L.P., a Delaware limited partnership.

In accordance with (i) the Master Agreement of Dissolution, Distribution and Assignment dated [______], 1997, by and between Enron Equipment Procurement Company and CNF Equipment, and (ii) Section 16 of the EPC Offshore Guaranty, please evidence your agreement to terminate the EPC Offshore Guaranty and release the Guarantor from any and all obligations thereunder by signing and returning this letter agreement to the undersigned.

                                                     Very truly yours,

                                                     [Authorized Signatory]

AGREED AND ACCEPTED:

CNF EQUIPMENT, INC.

By:   __________________________    Date:  July __, 1997
      Name:
      Title: